QUIKBYTE SOFTWARE, INC.

Offering of between
$1,300,000 and $1,600,000 Aggregate Amount
of
Common Stock, par value $0.0001 per share,
of
QuikByte Software, Inc.

SUBSCRIPTION AGREEMENT
May ___, 2008
Mr. Glenn L. Halpryn
As Agent for Investors in QuikByte Software, Inc.
4400 Biscayne Blvd.
Suite 950
Miami, Florida 33137
Re:	Subscription Agreement (the “Agreement”) to Purchase Shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and Disclosure for QuikByte Software, Inc., a Colorado corporation (the “Company”).
NOTE TO PURCHASER: Please check the appropriate box:
☐ I/We have selected 4.2(a) on Page 5; or
☐ I/We have selected 4.2(b) on Page 5.
Dear Mr. Halpryn:
     The undersigned (the “Purchaser”) hereby tenders this Agreement, subject to the terms and conditions set forth herein, to you as Agent for certain investors in the Company (the “Agent”). If the Agreement is acceptable to you, kindly indicate your acceptance by executing this instrument in the space provided and returning a fully executed counterpart to the Purchaser at the address set forth below.
NOTICES:
     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.
     FURTHERMORE, THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OF ANY OTHER JURISDICTION, NOR HAS ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COLORADO RESIDENTS:
     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR THE COLORADO SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.
FLORIDA RESIDENTS:
     ANY SALE HEREUNDER IN FLORIDA IS VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION BY SUCH PURCHASER TO THE AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE PURCHASER, WHICHEVER OCCURS LATER.
NEW YORK RESIDENTS:
     THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
1. Purchase.
     The Purchaser understands that the shares of Common Stock purchased pursuant to this Agreement will consist of both (i) Existing Shares (as such term is defined below in Section 1.1) purchased by the Purchaser from certain existing shareholders of the Company and (ii) Working Capital Shares (as such term is defined below in Section 1.2) issued to the Purchaser by the Company immediately following the purchase of the Existing Shares. The Purchaser also understands that, as described below in Section 4.9, both the Existing Shares and the Working Capital Shares are “restricted securities” as that term is defined in Rule 144 under the Securities Act.
     The offering price per share of Common Stock shall be between $0.016 and $0.017 (the “Offering Price”). The Offering Price shall be determined on the Closing Date (as such term is defined below in Section 1.3) based upon the total amount of subscriptions received by the Agent.
     1.1. Existing Shares. The Purchaser understands that, on June 2, 2008, the Agent entered into a Stock Purchase Agreement (the “KI/Keating Agreement”) with KI Equity Partners V, LLC, a Delaware limited liability company (“KI Equity”), and Mr. Kevin R. Keating (“Keating”), pursuant to which KI Equity and Keating will sell to the Agent and its assignees, and the Agent and its assignees will purchase from KI Equity and Keating, an aggregate of 69,100,000 shares of Common Stock (the “KI/Keating Shares”), which KI/Keating Shares

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represent approximately 87% of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $926,273.46, or approximately $0.0134 per share.
     The Purchaser further understands that, also on June 2, 2008, the Agent entered into a Stock Purchase Agreement (the “Garisch Agreement”, collectively with the KI/Keating Agreement, the “Purchase Agreements”) with Garisch Financial, Inc., an Illinois corporation (“Garisch”), pursuant to which Garisch will sell to the Agent and its assignees, and the Agent and its assignees will purchase from Garisch, 5,500,000 shares of Common Stock (the “Garisch Shares”), which Garisch Shares represent approximately 6.9% of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $73,726.54, or approximately $0.0134 per share. The Garisch Shares and the KI/Keating Shares are referred to as the “Existing Shares.”
     The Purchaser understands that, pursuant to the terms and conditions set forth in this Agreement, the Agent is offering to assign to the Purchaser a portion of the Agent’s rights under the Purchase Agreements to purchase shares of Common Stock from KI Equity, Keating and Garisch (the “Purchase Right”). The Purchaser understands that, if this Agreement is accepted by the Agent, the Agent will assign to the Purchaser, and the Purchaser will accept from the Agent, the Purchase Right. The Purchaser understands that, pursuant to the Assignment of the Purchase Right, any Existing Shares purchased by the Purchaser will be purchased by it directly from KI Equity, Keating or Garisch, and that the Purchaser will not purchase any Existing Shares from the Agent.
     In order to effectuate the assignment of the Purchase Right, the Purchaser hereby agrees to execute assignment agreements with the Agent, substantially in the form of the assignment agreements attached hereto as Exhibits E and F, prior to the Closing Date. The Purchaser understands that, as a condition to the closings of the Purchase Agreements, such assignment agreements will be provided to KI Equity, Keating and Garisch, as applicable.
     1.2. Working Capital Shares. The Purchaser understands that, immediately after the closing of the transactions contemplated by the Purchase Agreements, the Company will issue between 12,574,800 and 31,437,000 shares of Common Stock (the “Working Capital Shares”) for an aggregate consideration of between $200,000 and $500,000, at a price per share of approximately $0.0159. The number of Working Capital Shares issued shall be determined on the Closing Date based upon the total amount of subscriptions received by the Agent. The proceeds from the issuance of the Working Capital Shares will be used by the Company as working capital.
     The Purchaser understands that the Company will be paid a price per share for the Working Capital Shares of approximately $0.0159 (the “Issuance Price”). The Purchaser also understands that the Purchaser and other investors in the Company will pay an average price per share of approximately $0.028 (the “Purchase Price”) for an aggregate of fifty percent (50%) of the Working Capital Shares. The Purchaser further understands that the difference between the Purchase Price and the Issuance Price will be used to supplement a seventy-five percent (75%) discount on the price per share that the Agent and certain other parties will pay for the remaining fifty percent (50%) of the Working Capital Shares, such discount being in consideration for the

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services that such parties have rendered to the Company. After the Closing Date, the new officers and directors of the Company, as described below in Section 3.6, may receive additional equity from the Company in exchange for their services to the Company in those capacities.
     Under the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Company is authorized to issue up to 250,000,000 Shares of Common Stock and 2,000,000 shares of Preferred Stock, par value $0.0001 per share. A copy of the Articles of Incorporation is attached hereto as Exhibit A, and a copy of Company’s Bylaws is attached as Exhibit B. As of May 14, 2008, the Company has outstanding 79,302,460 shares of Common Stock.
     1.3. Agreement to Purchase. The Purchaser hereby agrees to purchase from KI Equity, Keating and Garisch, and from the Company itself, the number of shares (the “Shares”) of Common Stock equal to $                     (the “Investment Amount”) divided by the Offering Price, rounded down to the nearest whole number. The Shares shall be comprised of both Existing Shares and Working Capital Shares, the division between which shall be at the sole discretion of the Agent. The Investment Amount shall be paid in full in cash on the date this Agreement is accepted and signed by the Agent (such date, the “Closing Date”). The Closing Date is anticipated to be on or about June 13, 2008. The Agent, in its sole discretion, may accept additional investments at the Offering Price at a second closing to be held no later than the thirtieth (30th) day after the Closing Date.
     The Purchaser understands that, shortly after the Closing Date, the officers, directors and shareholders of the Company may cause the Company to do, among other things, any or all of the following: (i) effectuate a reverse split of the Common Stock, (ii) amend the Articles of Incorporation to, among other things, increase the authorized capital stock of the Company and allow the shareholders of the Company to act by written consent, and (iii) redomesticate in a jurisdiction other than the State of Colorado.
     The Purchaser understands that if the closings of the purchases of the Existing Shares pursuant to the Purchase Agreements do not occur for any reason, the Investment Amount will be returned to the Purchaser.
     The expenses of this offering are estimated to be approximately $100,000.
2. Use of Proceeds; Financing.
     The Purchaser understands that the proceeds of this offering are to be used by the Company for working capital and by the Agent to pay the expenses of this offering.
3. The Company.
     The Purchaser acknowledges that he, she or it has been provided with an opportunity to ask any questions and to conduct any other investigations he, she or it desires about the Company and its business and its, his or her rights and obligations as a Company shareholder. The Purchaser acknowledges that he, she or it has received and reviewed the exhibits attached

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hereto and any other information Purchaser has requested and has been further advised of the following summary:
     3.1. Incorporation by Reference. The information contained (i) in Sections 1 and 2 hereinabove and (ii) in the Company’s filings with the SEC is incorporated herein by reference. The Company’s SEC filings may be obtained at http://www.sec.gov/edgar/searchedgar/companysearch.html.
     3.2. Corporate Information. The Company’s business address is 190 Lakeview Way, Vero Beach, Florida 32963. After the Closing, it is anticipated that the Company’s business address will be 4400 Biscayne Blvd., Suite 950 Miami, Florida 33137. The Company has no subsidiaries.
     3.3. Execution of Existing Agreements. The Purchaser hereunder is required to fund 100% of the Investment Amount to the Agent in cash upon the later of the execution of this Agreement by the Purchaser or the Agent. The Agent will not be liable for the return of any part of the Investment Amount to the Purchaser.
     3.4. Background. The Company was incorporated on January 26, 1989 under the laws of the State of Colorado. Its original business purpose was to develop and market computer software. The Company ceased operations in 1992 and has since remained inactive.
     During the first quarter of fiscal year 2007, a change in control of the Company occurred resulting in the resignation of the previously existing officers and directors of the Company and the appointment of the current officers and directors of the Company. It is anticipated that a second change of control will occur on or about the Closing Date, at which time the current officers and directors of the Company will resign and new officers and directors will be appointed.
     The Company is currently a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company plans to seek a target company with which to merge or to complete a business combination. In any transaction, the Company will be the surviving entity, and its shareholders will retain a percentage ownership interest in the post-transaction company. The amount of the retained equity ownership of the Company’s shareholders will be negotiated by the Company’s management and the target company. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The Company currently does not have any relevant operating business, revenues from operations or assets.
     3.5. Financial Information. The Company is currently a shell company, as defined in Rule 12b-2 of the Exchange Act. The Company currently does not have any relevant operating business, revenues from operations or assets. The Company’s net losses for the years ended December 31, 2007 and 2006 and for the quarter ended March 31, 2008 were $(270,621), $(439,285) and $(13,160), respectively. The Company’s (i) Annual Report on Form 10-KSB for the year ended December 31, 2007; and (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 are attached hereto as Exhibit C and Exhibit D, respectively.

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     3.6. Management. The current executive officers and directors of the Company are as follows:

Name	Age	Title
Kevin R. Keating	66	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director
Jeff L. Andrews	38	Director
Margie L. Blackwell	52	Director
     It is anticipated that, on the Closing Date, the current officers and directors of the Company will resign and following will be appointed as the new officers and directors of the Company:

Name	Age	Title
Glenn L. Halpryn	47	Chairman of the Board, Chief Executive Officer and President
Alan Jay Weisberg	62	Chief Financial and Accounting Officer and Director
Noah M. Silver	49	Vice President, Secretary, Treasurer and Director
Curtis Lockshin	48	Director
Ronald Stein	47	Director
     3.7. Employees As of March 31, 2008, the Company has no full-time employees.
     3.8. Articles of Incorporation and Bylaws. The Articles of Incorporation and the Bylaws of the Company are the governing instruments which contain the rules under which the Company operates. The Purchaser acknowledges that he, she or it has reviewed the Articles of Incorporation and Bylaws in full before executing this Agreement.
4. Representations of the Purchaser.
     The Purchaser hereby warrants, covenants and represents as follows:
     4.1. The Purchaser is a U.S. citizen or resident alien.
     4.2. The Purchaser hereby represents either (a) or (b), below (please select):
☐ (a) or ☐ (b)
          (a) He, she or it is a sophisticated investor by virtue of his, her or its education, training and/or numerous prior investments made on the Purchaser’s own behalf or through entities which the Purchaser, alone or with others, controls. The Purchaser is knowledgeable and experienced in financial and business matters which have risks similar to those which may be encountered by the Company. The Purchaser is capable of evaluating the

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merits and risks of an investment in the Company. The Purchaser is an accredited investor because he, she or it is (please indicate by checking the appropriate box at left):
☐	(1) Either (a) a bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act, (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958, (f) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors, or (g) an employee benefit plan established and maintained by a state government and their political subdivisions and agencies if the employee benefit plan has assets in excess of $5,000,000;

☐	(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐	(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

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☐	(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in current year;

☐	(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

☐	(8) Any entity in which all of the equity owners are accredited investors.
          (b) He, she or it, either alone or together with the purchaser representative named below, (x) is a sophisticated investor by virtue of his, her or its education, training and/or numerous prior investments made on the Purchaser’s own behalf or through entities which the Purchaser, alone or with others, controls, (y) is knowledgeable and experienced in financial and business matters which have risks similar to those which may be encountered by the Company and (z) is capable of evaluating the merits and risks of an investment in the Company, and has appointed the following person as his, her or its purchaser representative in connection with the Purchaser’s acquisition of the Shares under this Agreement:                                        . (If making this representation instead of the representation set forth in (a), above, then fill in name of purchaser representative.)
     4.3. The Purchaser has been furnished or otherwise obtained all information necessary to enable him, her or it to evaluate the merits and risks of his prospective investment in the Company and has received and reviewed this Agreement and the exhibits hereto. The Purchaser is aware of the risk factors identified in Section 5 hereof and various other risks inherent in this investment, including those set forth in the Company’s Form 10-KSB, filed with the SEC on March 31, 2008 and the Company’s Form 10-Q, filed with the SEC on
May 14, 2008.
     4.4. The Purchaser has been furnished or has had access to any and all material documents and information regarding the Company and its intended business that the Purchaser has sought to review. The Purchaser has had an opportunity to question individuals involved in the management of the Company. The Purchaser hereby acknowledges that the Company has made available to the Purchaser prior to any investment in the Company all information (i) requested by the Purchaser and (ii) reasonably necessary to enable the Purchaser to evaluate the risks and merits of an investment in the Company. The Purchaser, after a review of this information and other information he has obtained, is aware of the speculative nature of any investment in the Company.
     4.5. The Purchaser has reviewed the Company’s filings with the SEC, which are incorporated by reference in this Agreement under Section 3.1, above.

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     4.6. The Purchaser is aware that the Purchaser will have to make the cash payment the number of Shares set forth above. The Purchaser can bear the economic risk of the investment in the Company (including the possible loss of the entire investment) without impairing the Purchaser’s ability to provide for himself and/or his family in the same manner that the Purchaser would have been able to provide prior to making an investment in the Company. The Purchaser understands that he must continue to bear the economic risk of the investment in the Company for an indefinite period of time.
     4.7. The Purchaser understands that the Shares have not been registered under the Securities Act or related laws or regulations or under any other applicable securities laws of any State or other jurisdiction (collectively, the “Securities Laws”), inasmuch as this offering is being made to a limited group of potential investors. The Purchaser understands that he, she or it has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration under the Securities Laws of the Shares purchased hereunder.
     4.8. The Shares that the Purchaser is acquiring are solely for his, her or its account and are not being purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or any other applicable Securities Laws. The Purchaser will not resell or offer to resell any Shares except in accordance with the terms of this Agreement and in compliance with all applicable Securities Laws.
     4.9. The Purchaser understands that the Shares being purchased hereunder will be “restricted securities” as that term is defined in Rule 144 under the Securities Act, and the certificate(s), if any, representing the Shares will bear restrictive legends thereon as follows:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED DIRECTLY OR INDIRECTLY FROM THE ISSUER WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER (“TRANSFER”) UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY A FAVORABLE OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT THE TRANSFER WILL NOT RESULT IN A VIOLATION OF THE ACT OR ANY APPLICABLE SECURITIES LAWS.”

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5. Information Regarding Forward-Looking Statements.
     This Agreement and information reproduced herein that was originally disclosed by the Company in its filings with the SEC contain “forward-looking statements,” as that term is defined under Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Forward-looking statements include statements about the Company’s expectations, beliefs or intentions regarding its business, financial condition, results of operations, strategies or prospects. Forward-looking statements can be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause the Company’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause the Company’s actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” in Section 7, below. Neither the Company nor the Agent undertake any obligation to update forward-looking statements. The Company and the Agent intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA. These forward-looking statements are only predictions and reflect the maker’s views as of the date they are made with respect to future events and financial performance.
6. Certain Federal Income Tax Considerations.
CIRCULAR 230 NOTICE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT THE DISCUSSION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THE DISCUSSION IN THIS SUBSCRIPTION AGREEMENT IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS SUBSCRIPTION AGREEMENT. EACH PROSPECTIVE PURCHASER OF COMMON STOCK SHOULD SEEK ADVICE BASED ON HIS, HER OR ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
     The following discussion summarizes certain U.S. federal income tax consequences to a purchaser of a share of Common Stock that is a U.S. Holder, as defined below. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury regulations promulgated or proposed thereunder, administrative pronouncements of the Internal Revenue Service (“IRS”) and judicial decisions, in each case as of the date hereof, all of which are subject to change at any time, possibly retroactively. There can be no assurance that the IRS will not take a view contrary to that set forth herein which may be upheld by a court. No ruling from the IRS or opinion of counsel has been or will be sought as to any of the matters discussed below.

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     This summary is for general information purposes only and applies only to an initial purchaser who acquires shares of Common Stock as a capital asset within the meaning of section 1221 of the Code. It does not purport to address all tax consequences that may be relevant to any particular investor or to an investor subject to special tax rules (including, for example, a financial institution, dealer in securities or currencies, insurance company, regulated investment company, personal holding company, S corporation, tax-exempt organization, individual retirement and other tax-deferred account, a person who acquires Common Stock in connection with the performance of services, a person who holds Common Stock in a hedging transaction or as part of a “straddle”, “conversion transaction” or other risk reduction transaction or a person subject to the alternative minimum tax). In addition, the discussion does not address any aspect of state, local or foreign taxation.
     EACH PROSPECTIVE PURCHASER OF COMMON STOCK IS URGED TO CONSULT THE PURCHASER’S TAX ADVISER CONCERNING THE U.S. TAX CONSEQUENCES TO THE PURCHASER OF ACQUIRING, OWNING AND DISPOSING OF SHARES OF COMMON STOCK, AS WELL AS THE APPLICATION OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.
     As used herein, the term “U.S. Holder” means a beneficial owner of a share of Common Stock that for U.S. federal income tax purposes is:
•	a citizen of the United States or individual resident (as defined in Section 7701(b) of the Code) of the United States (unless, under certain circumstances, such person is not treated as a resident of the United States under an applicable income tax treaty);

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the law of the United States or of any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person.
If a partnership (including for this purpose any entity, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of the Common Stock, the U.S. tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. As a general matter, income earned through a foreign or domestic partnership is attributed to its owners. A holder of the Common Stock that is a partnership, and partners in such partnership, should consult their own tax advisors about the U.S. federal income tax consequences of acquiring, holding and disposing of the Common Stock.

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Distributions
     A distribution (including a constructive distribution) on a share of Common Stock will be includible in the gross income of the holder as a taxable dividend to the extent the distribution is out of the Company’s current or accumulated earnings and profits (as computed for U.S. federal income tax purposes). To the extent distributions with respect to a share of Common Stock in any taxable year are not paid out of current or accumulated earnings and profits, they will be treated as a non-taxable return (and reduction) of basis in that share of Common Stock to the extent thereof, and if and to the extent they exceed earnings and profits and basis, they will be treated as gain from the sale of the share of Common Stock.
     A non-corporate shareholder generally pays U.S. federal income tax on dividends at a reduced tax rate of 15 % or lower for taxable years beginning before January 1, 2011, after which dividends are taxable as ordinary income. To qualify for the reduced rate, the non-corporate shareholder must satisfy certain holding period and other requirements. Unless this reduced rate provision is extended or made permanent by subsequent legislation, for tax years beginning after December 31, 2010, dividends will be taxed at regular ordinary income rates. Holders of Common Stock should consult their own tax advisers regarding the effect of these rules in their particular circumstances. Dividends received by a corporation are generally eligible for the dividends received deduction, subject to the limitations under section 1059 of the Code relating to extraordinary dividends.
Disposition of Shares of Common Stock
     Upon a sale or other taxable disposition of a share of Common Stock, the holder generally will recognize capital gain or loss equal to the difference between the amount of cash and the fair market value of any other property received in exchange for such stock and the holder’s adjusted tax basis in the share of Common Stock. That gain or loss will be long-term capital gain or loss if the holding period for that share of Common Stock was more than one year on the date of sale or other disposition. Generally, long-term capital gain of non-corporate taxpayers is subject to U.S. federal income tax at a reduced rate. The maximum rate of federal income tax applicable to a long-term capital gain of a non-corporate taxpayer in a taxable year beginning before January 1, 2011 is generally 15%. The deductibility of capital losses is subject to certain limitations.
Backup Withholding
     A U.S. Holder may be subject to backup withholding (currently, at a rate of 28%) in respect of dividends on Common Stock and the proceeds from a sale, exchange or redemption of Common Stock unless the holder (a) is a corporation or other exempt recipient and, when required, demonstrates such fact or (b) provides, when required, the U.S. Holder’s taxpayer identification number to the payer, certifies that the U.S. Holder is not subject to backup withholding, and otherwise complies with the backup withholding rules. To establish status as an exempt person, a U.S. Holder will generally be required to provide certification on IRS Form W-9 (or substitute form). Backup withholding is not an additional tax; any amount so withheld

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is creditable against the U.S. Holder’s U.S. federal income tax liability or is refundable, provided the required information is timely furnished to the IRS.
7. Risk Factors.
     The Purchaser understands that in addition to the various risks ordinarily attendant upon equity investments in companies, certain unique factors make an investment in the Company subject to a high degree of risk. The Purchaser has been cautioned that an investment in the Company is speculative and involves significant risks, and that it is probably not possible to foresee and describe all of the business, economic and financial risk factors which may affect the Company. The Purchaser acknowledges that he, she or it has been advised to seek independent professional advice in order to carefully analyze the risks and merits of an investment in the Company.
     The specific risks set forth below have been described in detail to the Purchaser. They are not, however, to be considered exhaustive or definitive of all of the risks involved in an investment in the Shares.
     No Current Operating Business. The Company currently has no relevant operating business, revenues from operations or assets. Its business plan is to seek a merger or business combination with an operating business. The Company faces all of the risks inherent in the investigation, acquisition, or involvement in a new business opportunity. The purchase of the Common Stock must be regarded as placing funds at a high risk in a new or “start-up” venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.
     Going Concern. Since inception, the Company has generated no revenues and has incurred a cumulative operating loss of $1,749,928 and a cumulative net loss of $1,763,088. The Company currently has no source of operating revenue, and only limited working capital with which to pursue its business plan, which contemplates the completion of a business combination with an operating company. The amount of capital required to sustain operations until the successful completion of a business combination is subject to future events and uncertainties. It may be necessary for the Company to secure additional working capital through loans or sales of Common Stock, and there can be no assurance that such funding will be available in the future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s auditor has issued a “going concern” qualification as part of its opinion in the Audit Report for the year ended December 31, 2007.
     No Assurance of Success or Profitability. There is no assurance that the Company will acquire a suitable and favorable business opportunity in a reverse merger or similar transaction. In addition, even if the Company became involved in a business opportunity, there is no assurance that the business the Company acquires will generate revenues or profits, or that the value of the Common Stock will increase as a result of the acquired business opportunity.
     Possible Business — Not Identified and Highly Risky. The Company has not identified and has no commitments to enter into or acquire a specific business opportunity. Therefore the Company can only disclose the risks and hazards of a business or opportunity that it might

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acquire in a general manner, and cannot disclose the risks and hazards of any specific business or other opportunity that it may enter into. An investor in the Company can expect a potential business opportunity to be quite risky. The Company’s acquisition of, or participation in, a business opportunity could result in a total loss to the Purchaser and other shareholders if the target business is unsuccessful. Further, any investment in the Company may continue to be highly illiquid.
     Type of Business Acquired. The type of business that the Company may acquire is not identified. Therefore, the Company’s investors and shareholders may rely on the management of the Company to determine which target business to pursue. There are no controlling parameters of the business to be acquired. Thus, ultimately an investment will depend on the target business and therefore investors in the Company will be subject to all of the risks that would be associated with that selected business. The Company’s management may have the right to approve and authorize a reverse merger transaction with a target company without obtaining the vote of the majority of the Company’s shareholders.
     Impracticability of Exhaustive Investigation. The Company has limited funds and lacks full-time management which will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a business opportunity before the Company commits its limited capital and other resources to acquire a target business. Management decisions, therefore, likely will be made without detailed feasibility studies, independent analysis, market surveys, and the like which, if the Company had more funds available to it, would be desirable. The Company will be particularly dependent in making decisions upon information provided by the promoter, owner, sponsor, or others associated with the business opportunity seeking to be acquired by the Company.
     Lack of Diversification. Because of the Company’s limited financial resources, it is unlikely that the Company will be able to diversify its acquisitions or operations. The Company’s inability to diversify its activities into more than one area will subject its investors and shareholders to economic fluctuations within a particular business or industry and therefore increase the risks associated with an investment in the Company. The Company only intends to acquire a single business opportunity and thus an investment in the Company will lack diversification.
     Maintenance of Reporting Company Status. The Company will require audited financial statements from target companies that it proposes to acquire. No assurance can be given, however, that the post-transaction company will, following the closing of the reverse merger transaction, be able to continue to meet the reporting requirements under the Exchange Act including, without limitation, the timely preparation of reviewed and audited financial statements. The Company, at the time of acquisition, will be subject to the reporting provisions of the Exchange Act, and thus will be required to furnish certain information about significant acquisitions, including audited financial statements for any business that the Company acquires. In cases where the Company has completed a reverse merger transaction and reviewed audited financial statements cannot subsequently be obtained, the continued ability of the post-transaction company to remain a reporting company and publicly traded will be in jeopardy and may significantly reduce the value of an investment in the Company.

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     Investment Company Regulation. The Company does not intend to become classified as an “investment company” under the Investment Company Act of 1940 (the “Investment Act”). The Company believes that it will not become subject to regulation under the Investment Act because (i) the Company will not be engaged in the business of investing or trading in securities, and (ii) any acquisition undertaken will result in the target company obtaining a majority interest in the Company. Should there be a requirement to register as an investment company, it would cause significant registration and compliance costs. Any violation of the Investment Act will subject the Company to materially adverse consequences. Should the SEC find that the Company is subject to the Investment Act, and order registration under the Investment Act, the Company would resist such finding and take steps to avoid such registration. Irrespective of whether the SEC or the Company were to prevail in such dispute about whether or not the Company is an investment company, the damages and delays would be costly.
     Other Regulation. Any acquisition made by the Company may be of a business that is subject to regulation or licensing by federal, state, or local authorities. Foreign companies may also be considered, and be subject to similar business regulations as are applicable in the United States and also may be subject to limitations on ownership by foreign persons and entities. Compliance with such regulations and licensing can be expected to be a time-consuming, expensive process and may limit the Company’s other investment opportunities. The Company intends to pursue potential business opportunities in foreign countries, and as such, such opportunities will be subject to foreign country laws and regulations affecting foreign investment, business operations, currency exchange, repatriation of profits, and taxation, which will increase the risk of an investment in the Company.
     Dependence upon Management. The Company will be heavily dependent upon the skills, talents, and abilities of its management to implement its business plan. The Company’s management may devote limited time to the Company’s affairs, which may be inadequate for its business, and may delay the acquisition of any business opportunity considered.
     Dependence upon Outside Advisors. To supplement the business experience of management, the Company may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Some of these outside advisors may be affiliates of the Company or its management. The selection of any such advisors will be made by the Company’s management without any input from shareholders.
     Conflicts of Interest. The management of the Company has other business interests to which they will devote primary attention. As a result, conflicts of interest may arise that can be resolved only through the exercise by them of their judgment as may be consistent with their fiduciary duties. The Company’s management will try to resolve conflicts to the best advantage of all concerned.
     Need for Additional Financing. In all likelihood, the Company will need additional funds to take advantage of any available acquisition business opportunity. Even if the Company were to obtain sufficient funds to acquire an interest in a business opportunity, the Company may not have sufficient capital to fully exploit the opportunity. The ultimate success of the Company will depend upon its ability to raise additional capital at the time of the acquisition and thereafter.

15

When additional capital may be needed, there can be no assurance that funds will be available from any source or, if available, that they can be obtained on acceptable terms.
     Borrowing Transactions. There is a possibility that any acquisition of a business opportunity by the Company will require borrowing against the assets of the business opportunity to be acquired, or against the projected future revenues or profits of the business opportunity. This leverage could increase the exposure of the Company to larger losses. There is no assurance that any business opportunity acquired through borrowing and leverage will generate sufficient revenues to cover the related debt and expenses.
     No Foreseeable Dividends. The Company does not intend to pay any dividends and does not foresee making any cash distributions in the manner of a dividend or otherwise.
     Loss of Control by Present Management and Shareholders. It is likely that any acquisition of an operating company will result in a change in control of the then current directors, officers and shareholders. Therefore, the Company’s management prior to the acquisition will be changed to those of the target company and its shareholders, who will then control the combined company. At that time, the Company’s shareholders will be at investment risk for the decisions about the business by persons that they may not know or have any ability to influence through a board seat or by the voting mechanism of shareholders.
     Dilutive Effects of Issuing Additional Common Stock. In any reverse merger transaction, for tax reasons and management reasons, the owners of the target company will be issued a large number of shares of Common Stock and/or preferred stock which will dilute the ownership interest of the Company’s current shareholders. In addition, at the time of the reverse merger, it will be likely that there will be additional authorized but unissued shares that may be later issued by the then new management for any purpose without the consent or vote of the shareholders. The acquisition issuance and additional issuances that may occur will dilute the interests of the shareholders after any reverse merger transaction.
     Thinly-traded Public Market. The Common Stock is thinly traded, and the price, if traded, may not reflect the value of the Company. In the event of a reverse merger transaction, the Company may have to undertake a further reverse split of its shares, similar to the reverse split which was effectuated in 2007. There can be no assurance that there will be an active market for the Company’s shares either now or after the Company completes a reverse merger. The market liquidity will be dependant on the perception of the operating business and any steps that its management might take to bring the Company to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for the Company’s securities, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the securities, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans. The Common Stock is currently quoted on the Over-the-Counter Bulletin Board. Management intends to strongly

16

consider undertaking a business transaction with a private operating company which will allow the Common Stock to be quoted and traded on the NASDAQ Global Market, NASDAQ Capital Market or a national exchange. However, there can be no assurance that, upon a business combination, the Company will qualify its shares for quotation or listing on NASDAQ or a national exchange, or be able to maintain the criteria necessary to insure continued quotation or listing.
     Penny Stock Regulations. The Company’s securities are subject to the SEC’s “penny stock” rules. The penny stock rules may affect the ability of owners of Common Stock to sell them. There may be a limited market for penny stocks due to the regulatory burdens on broker-dealers. The market among dealers may not be active. Investors in penny stocks often are unable to sell stock back to the dealer that sold them the stock. The mark-ups or commissions charged by the broker-dealers might be greater than any profit an investor may make. Because of large spreads that market makers quote, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor.
     SEC Sales Regulations. The Company’s securities are subject to the SEC’s rule that imposes special sales practice requirements upon broker-dealers that sell such securities to other than established customers or accredited investors. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of purchasers of the Company’s securities to buy or sell in any market.
     Possible Rule 144 Sales. The majority of the shares of Common Stock currently outstanding are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemption from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that a person must hold their restricted securities for certain periods of time before restrictions may be removed from their shares and/or their shares may be sold. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of the Common Stock, may have a depressive effect upon the price of the Common Stock in any market that may develop.
8. Indemnification; Confidentiality; Standstill.
     The Purchaser agrees to indemnify, defend and hold harmless the Agent and its affiliates from and against all liability, damage, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the Purchaser to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Purchaser herein or in any document provided by the Purchaser to the Agent or any of its affiliates.
     The Purchaser understands that there has been no public announcement of the transactions contemplated by this Agreement and hereby agrees to maintain the strictest

17

confidentiality with respect to such transactions and the information contained in this Agreement until such time as they have been publicly disclosed.
     The Purchaser further agrees that, prior to the closing of the transactions contemplated by this Agreement and the public announcement of such transactions, the Purchaser will not (i) purchase any securities of the Company or cause any of its affiliates to purchase such securities, or (ii) advise any other person to purchase any securities of the Company, except pursuant to the terms of, and as contemplated by, this Agreement.
9. Miscellaneous.
     9.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.
     9.2. Construction. In construing this Agreement, the singular shall be held to include the plural, the plural shall include the singular, the use of any gender shall include every other and all genders, and captions and paragraph headings shall be disregarded. All of the parties to this Agreement have participated fully in the negotiation and preparation hereof; and, accordingly, this Agreement shall not be more strictly construed against any one of the parties hereto.
     9.3. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.
     9.4. Benefit of Representations, Warranties and Statements. The representations, warranties and statements of the Purchaser set forth in this Agreement are also being made for the benefit of successors of the Agent, the Company, the Company’s shareholders, the Board and the executive officers of the Company and present and future controlling parties of the Company, and may be relied upon by them.
     9.5. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.
     9.6. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Facsimile signatures shall be deemed original signatures for all purposes of this Agreement.

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     9.7. Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the transaction contemplated hereby and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.
[Signatures follow on next page]

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     IN WITNESS WHEREOF, The Purchaser hereby subscribes for the purchase of the Shares of the Company described in this Agreement and is tendering herewith the full amount of the Investment Amount described herein.
Date:                                         , 2008

Purchaser

Signature

(name)(print)

(street)

(city, state, zip)

(country)
Purchaser Signature Page to Subscription Agreement

     The foregoing Agreement has been accepted this ___ day of                     , 2008.

By:
Glenn L. Halpryn, as Agent for Investors
in QuikByte Software, Inc.

Agent Signature Page to Subscription Agreement

2

QUIKBYTE SOFTWARE, INC.

Offering of between
$1,300,000 and $1,600,000 Aggregate Amount
of
Common Stock, par value $0.0001 per share,
of
QuikByte Software, Inc.

SUBSCRIPTION AGREEMENT
May      , 2008
Mr. Glenn L. Halpryn
As Agent for Investors in QuikByte Software, Inc.
4400 Biscayne Blvd.
Suite 950
Miami, Florida 33137

Re:	Subscription Agreement (the “Agreement”) to Purchase Shares of
Common Stock, par value $0.0001 per share (the “Common Stock”), and
Disclosure for QuikByte Software, Inc., a Colorado corporation (the
“Company”).
     NOTE TO PURCHASER: Please check the appropriate box:
          ☐ I/We have selected 4.2(a) on Page 5; or
          ☐ I/We have selected 4.2(b) on Page 5.
Dear Mr. Halpryn:
     The undersigned (the “Purchaser”) hereby tenders this Agreement, subject to the terms and conditions set forth herein, to you as Agent for certain investors in the Company (the “Agent”). If the Agreement is acceptable to you, kindly indicate your acceptance by executing this instrument in the space provided and returning a fully executed counterpart to the Purchaser at the address set forth below.
NOTICES:
     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.
     FURTHERMORE, THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OF ANY OTHER JURISDICTION, NOR HAS ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COLORADO RESIDENTS:
     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR THE COLORADO SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.
FLORIDA RESIDENTS:
     ANY SALE HEREUNDER IN FLORIDA IS VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION BY SUCH PURCHASER TO THE AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE PURCHASER, WHICHEVER OCCURS LATER.
NEW YORK RESIDENTS:
     THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
1.	Purchase.
     The Purchaser understands that the shares of Common Stock purchased pursuant to this Agreement will consist of both (i) Existing Shares (as such term is defined below in Section 1.1) purchased by the Purchaser from certain existing shareholders of the Company and (ii) Working Capital Shares (as such term is defined below in Section 1.2) issued to the Purchaser by the Company immediately following the purchase of the Existing Shares. The Purchaser also understands that, as described below in Section 4.9, both the Existing Shares and the Working Capital Shares are “restricted securities” as that term is defined in Rule 144 under the Securities Act.
     The offering price per share of Common Stock shall be between $0.016 and $0.017 (the “Offering Price”). The Offering Price shall be determined on the Closing Date (as such term is defined below in Section 1.3) based upon the total amount of subscriptions received by the Agent.
     1.1. Existing Shares. The Purchaser understands that, on June 2, 2008, the Agent entered into a Stock Purchase Agreement (the “KI/Keating Agreement”) with KI Equity Partners V, LLC, a Delaware limited liability company (“KI Equity”), and Mr. Kevin R. Keating (“Keating”), pursuant to which KI Equity and Keating will sell to the Agent and its assignees, and the Agent and its assignees will purchase from KI Equity and Keating, an aggregate of 69,100,000 shares of Common Stock (the “KI/Keating Shares”), which KI/Keating Shares represent approximately 87% of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $926,273.46, or approximately $0.0134 per share.

     The Purchaser further understands that, also on June 2, 2008, the Agent entered into a Stock Purchase Agreement (the “Garisch Agreement”, collectively with the KI/Keating Agreement, the “Purchase Agreements”) with Garisch Financial, Inc., an Illinois corporation (“Garisch”), pursuant to which Garisch will sell to the Agent and its assignees, and the Agent and its assignees will purchase from Garisch, 5,500,000 shares of Common Stock (the “Garisch Shares”), which Garisch Shares represent approximately 6.9% of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $73,726.54, or approximately $0.0134 per share. The Garisch Shares and the KI/Keating Shares are referred to as the “Existing Shares.”
     The Purchaser understands that, pursuant to the terms and conditions set forth in this Agreement, the Agent is offering to assign to the Purchaser a portion of the Agent’s rights under the Purchase Agreements to purchase shares of Common Stock from KI Equity, Keating and Garisch (the “Purchase Right”). The Purchaser understands that, if this Agreement is accepted by the Agent, the Agent will assign to the Purchaser, and the Purchaser will accept from the Agent, the Purchase Right. The Purchaser understands that, pursuant to the Assignment of the Purchase Right, any Existing Shares purchased by the Purchaser will be purchased by it directly from KI Equity, Keating or Garisch, and that the Purchaser will not purchase any Existing Shares from the Agent.
     In order to effectuate the assignment of the Purchase Right, the Purchaser hereby agrees to execute assignment agreements with the Agent, substantially in the form of the assignment agreements attached hereto as Exhibits E and F, prior to the Closing Date. The Purchaser understands that, as a condition to the closings of the Purchase Agreements, such assignment agreements will be provided to KI Equity, Keating and Garisch, as applicable.
     1.2. Working Capital Shares. The Purchaser understands that, immediately after the closing of the transactions contemplated by the Purchase Agreements, the Company will issue between 12,574,800 and 31,437,000 shares of Common Stock (the “Working Capital Shares”) for an aggregate consideration of between $200,000 and $500,000, at a price per share of approximately $0.0159. The number of Working Capital Shares issued shall be determined on the Closing Date based upon the total amount of subscriptions received by the Agent. The proceeds from the issuance of the Working Capital Shares will be used by the Company as working capital.
     The Purchaser understands that the Company will be paid a price per share for the Working Capital Shares of approximately $0.0159 (the “Issuance Price”). The Purchaser also understands that the Purchaser and other investors in the Company will pay an average price per share of approximately $0.028 (the “Purchase Price”) for an aggregate of fifty percent (50%) of the Working Capital Shares. The Purchaser further understands that the difference between the Purchase Price and the Issuance Price will be used to supplement a seventy-five percent (75%) discount on the price per share that the Agent and certain other parties will pay for the remaining fifty percent (50%) of the Working Capital Shares, such discount being in consideration for the services that such parties have rendered to the Company. After the Closing Date, the new officers and directors of the Company, as described below in Section 3.6, may receive additional equity from the Company in exchange for their services to the Company in those capacities.

     Under the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Company is authorized to issue up to 250,000,000 Shares of Common Stock and 2,000,000 shares of Preferred Stock, par value $0.0001 per share. A copy of the Articles of Incorporation is attached hereto as Exhibit A, and a copy of Company’s Bylaws is attached as Exhibit B. As of May 14, 2008, the Company has outstanding 79,302,460 shares of Common Stock.
     1.3. Agreement to Purchase. The Purchaser hereby agrees to purchase from KI Equity, Keating and Garisch, and from the Company itself, the number of shares (the “Shares”) of Common Stock equal to $                          (the “Investment Amount”) divided by the Offering Price, rounded down to the nearest whole number. The Shares shall be comprised of both Existing Shares and Working Capital Shares, the division between which shall be at the sole discretion of the Agent. The Investment Amount shall be paid in full in cash on the date this Agreement is accepted and signed by the Agent (such date, the “Closing Date”). The Closing Date is anticipated to be on or about June 13, 2008. The Agent, in its sole discretion, may accept additional investments at the Offering Price at a second closing to be held no later than the thirtieth (30th) day after the Closing Date.
     The Purchaser understands that, shortly after the Closing Date, the officers, directors and shareholders of the Company may cause the Company to do, among other things, any or all of the following: (i) effectuate a reverse split of the Common Stock, (ii) amend the Articles of Incorporation to, among other things, increase the authorized capital stock of the Company and allow the shareholders of the Company to act by written consent, and (iii) redomesticate in a jurisdiction other than the State of Colorado.
     The Purchaser understands that if the closings of the purchases of the Existing Shares pursuant to the Purchase Agreements do not occur for any reason, the Investment Amount will be returned to the Purchaser.
     The expenses of this offering are estimated to be approximately $100,000.
2.	Use of Proceeds; Financing.
     The Purchaser understands that the proceeds of this offering are to be used by the Company for working capital and by the Agent to pay the expenses of this offering.
3.	The Company.
     The Purchaser acknowledges that he, she or it has been provided with an opportunity to ask any questions and to conduct any other investigations he, she or it desires about the Company and its business and its, his or her rights and obligations as a Company shareholder. The Purchaser acknowledges that he, she or it has received and reviewed the exhibits attached hereto and any other information Purchaser has requested and has been further advised of the following summary:
     3.1. Incorporation by Reference. The information contained (i) in Sections 1 and 2 hereinabove and (ii) in the Company’s filings with the SEC is incorporated herein by reference.

The Company’s SEC filings may be obtained at http://www.sec.gov/edgar/searchedgar/companysearch.html.
     3.2. Corporate Information. The Company’s business address is 190 Lakeview Way, Vero Beach, Florida 32963. After the Closing, it is anticipated that the Company’s business address will be 4400 Biscayne Blvd., Suite 950 Miami, Florida 33137. The Company has no subsidiaries.
     3.3. Execution of Existing Agreements. The Purchaser hereunder is required to fund 100% of the Investment Amount to the Agent in cash upon the later of the execution of this Agreement by the Purchaser or the Agent. The Agent will not be liable for the return of any part of the Investment Amount to the Purchaser.
     3.4. Background. The Company was incorporated on January 26, 1989 under the laws of the State of Colorado. Its original business purpose was to develop and market computer software. The Company ceased operations in 1992 and has since remained inactive.
     During the first quarter of fiscal year 2007, a change in control of the Company occurred resulting in the resignation of the previously existing officers and directors of the Company and the appointment of the current officers and directors of the Company. It is anticipated that a second change of control will occur on or about the Closing Date, at which time the current officers and directors of the Company will resign and new officers and directors will be appointed.
     The Company is currently a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company plans to seek a target company with which to merge or to complete a business combination. In any transaction, the Company will be the surviving entity, and its shareholders will retain a percentage ownership interest in the post-transaction company. The amount of the retained equity ownership of the Company’s shareholders will be negotiated by the Company’s management and the target company. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The Company currently does not have any relevant operating business, revenues from operations or assets.
     3.5. Financial Information. The Company is currently a shell company, as defined in Rule 12b-2 of the Exchange Act. The Company currently does not have any relevant operating business, revenues from operations or assets. The Company’s net losses for the years ended December 31, 2007 and 2006 and for the quarter ended March 31, 2008 were $(270,621), $(439,285) and $(13,160), respectively. The Company’s (i) Annual Report on Form 10-KSB for the year ended December 31, 2007; and (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 are attached hereto as Exhibit C and Exhibit D, respectively.

     3.6. Management. The current executive officers and directors of the Company are as follows:

Name	Age	Title

Kevin R. Keating	66	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director

Jeff L. Andrews	38	Director

Margie L. Blackwell	52	Director
     It is anticipated that, on the Closing Date, the current officers and directors of the Company will resign and following will be appointed as the new officers and directors of the Company:

Name	Age	Title

Glenn L. Halpryn	47	Chairman of the Board, Chief Executive Officer and President

Alan Jay Weisberg	62	Chief Financial and Accounting Officer and Director

Noah M. Silver	49	Vice President, Secretary, Treasurer and Director

Curtis Lockshin	48	Director

Ronald Stein	47	Director
     3.7. Employees. As of March 31, 2008, the Company has no full-time employees.
     3.8. Articles of Incorporation and Bylaws. The Articles of Incorporation and the Bylaws of the Company are the governing instruments which contain the rules under which the Company operates. The Purchaser acknowledges that he, she or it has reviewed the Articles of Incorporation and Bylaws in full before executing this Agreement.
4.	Representations of the Purchaser.
     The Purchaser hereby warrants, covenants and represents as follows:
     4.1. The Purchaser is a citizen of                               .
     4.2. The Purchaser hereby represents either (a) or (b), below (please select):
☐ (a) or ☐ (b)

          (a) He, she or it is a sophisticated investor by virtue of his, her or its education, training and/or numerous prior investments made on the Purchaser’s own behalf or through entities which the Purchaser, alone or with others, controls. The Purchaser is knowledgeable and experienced in financial and business matters which have risks similar to those which may be encountered by the Company. The Purchaser is capable of evaluating the merits and risks of an investment in the Company. The Purchaser is an accredited investor because he, she or it is (please indicate by checking the appropriate box at left):

☐	(1) Either (a) a bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act, (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958, (f) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors, or (g) an employee benefit plan established and maintained by a state government and their political subdivisions and agencies if the employee benefit plan has assets in excess of $5,000,000;

☐	(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐	(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐	(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in current year;

☐	(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

☐	(8) Any entity in which all of the equity owners are accredited investors.
          (b) He, she or it, either alone or together with the purchaser representative named below, (x) is a sophisticated investor by virtue of his, her or its education, training and/or numerous prior investments made on the Purchaser’s own behalf or through entities which the Purchaser, alone or with others, controls, (y) is knowledgeable and experienced in financial and business matters which have risks similar to those which may be encountered by the Company and (z) is capable of evaluating the merits and risks of an investment in the Company, and has appointed the following person as his, her or its purchaser representative in connection with the Purchaser’s acquisition of the Shares under this Agreement:                               . (If making this representation instead of the representation set forth in (a), above, then fill in name of purchaser representative.)
     4.3. The Purchaser has been furnished or otherwise obtained all information necessary to enable him, her or it to evaluate the merits and risks of his prospective investment in the Company and has received and reviewed this Agreement and the exhibits hereto. The Purchaser is aware of the risk factors identified in Section 5 hereof and various other risks inherent in this investment, including those set forth in the Company’s Form 10-KSB, filed with the SEC on March 31, 2008 and the Company’s Form 10-Q, filed with the SEC on May 14, 2008.
     4.4. The Purchaser has been furnished or has had access to any and all material documents and information regarding the Company and its intended business that the Purchaser has sought to review. The Purchaser has had an opportunity to question individuals involved in the management of the Company. The Purchaser hereby acknowledges that the Company has made available to the Purchaser prior to any investment in the Company all information (i) requested by the Purchaser and (ii) reasonably necessary to enable the Purchaser to evaluate the risks and merits of an investment in the Company. The Purchaser, after a review of this information and other information he has obtained, is aware of the speculative nature of any investment in the Company.
     4.5. The Purchaser has reviewed the Company’s filings with the SEC, which are incorporated by reference in this Agreement under Section 3.1, above.
     4.6. The Purchaser is aware that the Purchaser will have to make the cash payment the number of Shares set forth above. The Purchaser can bear the economic risk of the investment in the Company (including the possible loss of the entire investment) without impairing the Purchaser’s ability to provide for himself and/or his family in the same manner that the Purchaser would have been able to provide prior to making an investment in the Company. The Purchaser understands that he must continue to bear the economic risk of the investment in the Company for an indefinite period of time.

     4.7. The Purchaser understands that the Shares have not been registered under the Securities Act or related laws or regulations or under any other applicable securities laws of any State or other jurisdiction (collectively, the “Securities Laws”), inasmuch as this offering is being made to a limited group of potential investors. The Purchaser understands that he, she or it has no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration under the Securities Laws of the Shares purchased hereunder.
     4.8. The Shares that the Purchaser is acquiring are solely for his, her or its account and are not being purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or any other applicable Securities Laws. The Purchaser will not resell or offer to resell any Shares except in accordance with the terms of this Agreement and in compliance with all applicable Securities Laws.
     4.9. The Purchaser understands that the Shares being purchased hereunder will be “restricted securities” as that term is defined in Rule 144 under the Securities Act, and the certificate(s), if any, representing the Shares will bear restrictive legends thereon as follows:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED DIRECTLY OR INDIRECTLY FROM THE ISSUER WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER (“TRANSFER”) UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY A FAVORABLE OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT THE TRANSFER WILL NOT RESULT IN A VIOLATION OF THE ACT OR ANY APPLICABLE SECURITIES LAWS.”
     4.10. If the Purchaser is not a United States person, as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. The Purchaser has full power and authority under the laws of its jurisdiction to enter into this Agreement and this Agreement is enforceable under the laws of the Purchaser’s jurisdiction.
5.	Information Regarding Forward-Looking Statements.
     This Agreement and information reproduced herein that was originally disclosed by the Company in its filings with the SEC contain “forward-looking statements,” as that term is defined under Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Forward-looking statements include statements about the Company’s expectations, beliefs or intentions regarding its business, financial condition, results of operations, strategies or prospects. Forward-looking statements can be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause the Company’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause the Company’s actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” in Section 7, below. Neither the Company nor the Agent undertake any obligation to update forward-looking statements. The Company and the Agent intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA. These forward-looking statements are only predictions and reflect the maker’s views as of the date they are made with respect to future events and financial performance.
6. Certain Federal Income Tax Considerations.
CIRCULAR 230 NOTICE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT THE DISCUSSION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THE DISCUSSION IN THIS SUBSCRIPTION AGREEMENT IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS SUBSCRIPTION AGREEMENT. EACH PROSPECTIVE PURCHASER OF COMMON STOCK SHOULD SEEK ADVICE BASED ON HIS, HER OR ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
     The following discussion summarizes certain U.S. federal income tax consequences to a purchaser of a share of Common Stock that is a U.S. Holder, as defined below. This discussion is based on the Code, the applicable Treasury regulations promulgated or proposed thereunder, administrative pronouncements of the Internal Revenue Service (“IRS”) and judicial decisions, in each case as of the date hereof, all of which are subject to change at any time, possibly retroactively. There can be no assurance that the IRS will not take a view contrary to that set forth herein which may be upheld by a court. No ruling from the IRS or opinion of counsel has been or will be sought as to any of the matters discussed below.

     This summary is for general information purposes only and applies only to an initial purchaser who acquires shares of Common Stock as a capital asset within the meaning of section 1221 of the Code. It does not purport to address all tax consequences that may be relevant to any particular investor or to an investor subject to special tax rules (including, for example, a financial institution, dealer in securities or currencies, insurance company, regulated investment company, personal holding company, S corporation, tax-exempt organization, individual retirement and other tax-deferred account, a person who acquires Common Stock in connection with the performance of services, a person who holds Common Stock in a hedging transaction or as part of a “straddle”, “conversion transaction” or other risk reduction transaction or a person subject to the alternative minimum tax). In addition, the discussion does not address any aspect of state, local or foreign taxation.
     EACH PROSPECTIVE PURCHASER OF COMMON STOCK IS URGED TO CONSULT THE PURCHASER’S TAX ADVISER CONCERNING THE U.S. TAX CONSEQUENCES TO THE PURCHASER OF ACQUIRING, OWNING AND DISPOSING OF SHARES OF COMMON STOCK, AS WELL AS THE APPLICATION OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.
     As used herein, the term “U.S. Holder” means a beneficial owner of a share of Common Stock that for U.S. federal income tax purposes is:
•	a citizen of the United States or individual resident (as defined in Section 7701(b) of the Code) of the United States (unless, under certain circumstances, such person is not treated as a resident of the United States under an applicable income tax treaty);

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the law of the United States or of any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person.
If a partnership (including for this purpose any entity, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of the Common Stock, the U.S. tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. As a general matter, income earned through a foreign or domestic partnership is attributed to its owners. A holder of the Common Stock that is a partnership, and partners in such partnership, should consult their own tax advisors about the U.S. federal income tax consequences of acquiring, holding and disposing of the Common Stock.

Distributions
     A distribution (including a constructive distribution) on a share of Common Stock will be includible in the gross income of the holder as a taxable dividend to the extent the distribution is out of the Company’s current or accumulated earnings and profits (as computed for U.S. federal income tax purposes). To the extent distributions with respect to a share of Common Stock in any taxable year are not paid out of current or accumulated earnings and profits, they will be treated as a non-taxable return (and reduction) of basis in that share of Common Stock to the extent thereof, and if and to the extent they exceed earnings and profits and basis, they will be treated as gain from the sale of the share of Common Stock.
     A non-corporate shareholder generally pays U.S. federal income tax on dividends at a reduced tax rate of 15 % or lower for taxable years beginning before January 1, 2011, after which dividends are taxable as ordinary income. To qualify for the reduced rate, the non-corporate shareholder must satisfy certain holding period and other requirements. Unless this reduced rate provision is extended or made permanent by subsequent legislation, for tax years beginning after December 31, 2010, dividends will be taxed at regular ordinary income rates. Holders of Common Stock should consult their own tax advisers regarding the effect of these rules in their particular circumstances. Dividends received by a corporation are generally eligible for the dividends received deduction, subject to the limitations under section 1059 of the Code relating to extraordinary dividends.
Disposition of Shares of Common Stock
     Upon a sale or other taxable disposition of a share of Common Stock, the holder generally will recognize capital gain or loss equal to the difference between the amount of cash and the fair market value of any other property received in exchange for such stock and the holder’s adjusted tax basis in the share of Common Stock. That gain or loss will be long-term capital gain or loss if the holding period for that share of Common Stock was more than one year on the date of sale or other disposition. Generally, long-term capital gain of non-corporate taxpayers is subject to U.S. federal income tax at a reduced rate. The maximum rate of federal income tax applicable to a long-term capital gain of a non-corporate taxpayer in a taxable year beginning before January 1, 2011 is generally 15%. The deductibility of capital losses is subject to certain limitations.
Backup Withholding
     A U.S. Holder may be subject to backup withholding (currently, at a rate of 28%) in respect of dividends on Common Stock and the proceeds from a sale, exchange or redemption of Common Stock unless the holder (a) is a corporation or other exempt recipient and, when required, demonstrates such fact or (b) provides, when required, the U.S. Holder’s taxpayer identification number to the payer, certifies that the U.S. Holder is not subject to backup withholding, and otherwise complies with the backup withholding rules. To establish status as an exempt person, a U.S. Holder will generally be required to provide certification on IRS Form W-9 (or substitute form). Backup withholding is not an additional tax; any amount so withheld is creditable against the U.S. Holder’s U.S. federal income tax liability or is refundable, provided the required information is timely furnished to the IRS.

7.	Risk Factors.
     The Purchaser understands that in addition to the various risks ordinarily attendant upon equity investments in companies, certain unique factors make an investment in the Company subject to a high degree of risk. The Purchaser has been cautioned that an investment in the Company is speculative and involves significant risks, and that it is probably not possible to foresee and describe all of the business, economic and financial risk factors which may affect the Company. The Purchaser acknowledges that he, she or it has been advised to seek independent professional advice in order to carefully analyze the risks and merits of an investment in the Company.
     The specific risks set forth below have been described in detail to the Purchaser. They are not, however, to be considered exhaustive or definitive of all of the risks involved in an investment in the Shares.
     No Current Operating Business. The Company currently has no relevant operating business, revenues from operations or assets. Its business plan is to seek a merger or business combination with an operating business. The Company faces all of the risks inherent in the investigation, acquisition, or involvement in a new business opportunity. The purchase of the Common Stock must be regarded as placing funds at a high risk in a new or “start-up” venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.
     Going Concern. Since inception, the Company has generated no revenues and has incurred a cumulative operating loss of $1,749,928 and a cumulative net loss of $1,763,088. The Company currently has no source of operating revenue, and only limited working capital with which to pursue its business plan, which contemplates the completion of a business combination with an operating company. The amount of capital required to sustain operations until the successful completion of a business combination is subject to future events and uncertainties. It may be necessary for the Company to secure additional working capital through loans or sales of Common Stock, and there can be no assurance that such funding will be available in the future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s auditor has issued a “going concern” qualification as part of its opinion in the Audit Report for the year ended December 31, 2007.
     No Assurance of Success or Profitability. There is no assurance that the Company will acquire a suitable and favorable business opportunity in a reverse merger or similar transaction. In addition, even if the Company became involved in a business opportunity, there is no assurance that the business the Company acquires will generate revenues or profits, or that the value of the Common Stock will increase as a result of the acquired business opportunity.
     Possible Business — Not Identified and Highly Risky. The Company has not identified and has no commitments to enter into or acquire a specific business opportunity. Therefore the Company can only disclose the risks and hazards of a business or opportunity that it might acquire in a general manner, and cannot disclose the risks and hazards of any specific business or other opportunity that it may enter into. An investor in the Company can expect a potential business opportunity to be quite risky. The Company’s acquisition of, or participation in, a business opportunity could result in a total loss to the Purchaser and other shareholders if the target business is unsuccessful. Further, any investment in the Company may continue to be highly illiquid.
     Type of Business Acquired. The type of business that the Company may acquire is not identified. Therefore, the Company’s investors and shareholders may rely on the management of the Company to determine which target business to pursue. There are no controlling parameters of the business to be acquired. Thus, ultimately an investment will depend on the target business and therefore investors in the Company will be subject to all of the risks that would be associated with that selected business. The Company’s management may have the right to approve and authorize a reverse merger transaction with a target company without obtaining the vote of the majority of the Company’s shareholders.
     Impracticability of Exhaustive Investigation. The Company has limited funds and lacks full-time management which will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a business opportunity before the Company commits its limited capital and other resources to acquire a target business. Management decisions, therefore, likely will be made without detailed feasibility studies, independent analysis, market surveys, and the like which, if the Company had more funds available to it, would be desirable. The Company will be particularly dependent in making decisions upon information provided by the promoter, owner, sponsor, or others associated with the business opportunity seeking to be acquired by the Company.
     Lack of Diversification. Because of the Company’s limited financial resources, it is unlikely that the Company will be able to diversify its acquisitions or operations. The Company’s inability to diversify its activities into more than one area will subject its investors and shareholders to economic fluctuations within a particular business or industry and therefore increase the risks associated with an investment in the Company. The Company only intends to acquire a single business opportunity and thus an investment in the Company will lack diversification.
     Maintenance of Reporting Company Status. The Company will require audited financial statements from target companies that it proposes to acquire. No assurance can be given, however, that the post-transaction company will, following the closing of the reverse merger transaction, be able to continue to meet the reporting requirements under the Exchange Act including, without limitation, the timely preparation of reviewed and audited financial statements. The Company, at the time of acquisition, will be subject to the reporting provisions of the Exchange Act, and thus will be required to furnish certain information about significant acquisitions, including audited financial statements for any business that the Company acquires. In cases where the Company has completed a reverse merger transaction and reviewed audited financial statements cannot subsequently be obtained, the continued ability of the post-transaction company to remain a reporting company and publicly traded will be in jeopardy and may significantly reduce the value of an investment in the Company.
     Investment Company Regulation. The Company does not intend to become classified as an “investment company” under the Investment Company Act of 1940 (the “Investment Act”). The Company believes that it will not become subject to regulation under the Investment Act because (i) the Company will not be engaged in the business of investing or trading in securities, and (ii) any acquisition undertaken will result in the target company obtaining a majority interest in the Company. Should there be a requirement to register as an investment company, it would cause significant registration and compliance costs. Any violation of the Investment Act will subject the Company to materially adverse consequences. Should the SEC find that the Company is subject to the Investment Act, and order registration under the Investment Act, the Company would resist such finding and take steps to avoid such registration. Irrespective of whether the SEC or the Company were to prevail in such dispute about whether or not the Company is an investment company, the damages and delays would be costly.
     Other Regulation. Any acquisition made by the Company may be of a business that is subject to regulation or licensing by federal, state, or local authorities. Foreign companies may also be considered, and be subject to similar business regulations as are applicable in the United States and also may be subject to limitations on ownership by foreign persons and entities. Compliance with such regulations and licensing can be expected to be a time-consuming, expensive process and may limit the Company’s other investment opportunities. The Company intends to pursue potential business opportunities in foreign countries, and as such, such opportunities will be subject to foreign country laws and regulations affecting foreign investment, business operations, currency exchange, repatriation of profits, and taxation, which will increase the risk of an investment in the Company.
     Dependence upon Management. The Company will be heavily dependent upon the skills, talents, and abilities of its management to implement its business plan. The Company’s management may devote limited time to the Company’s affairs, which may be inadequate for its business, and may delay the acquisition of any business opportunity considered.
     Dependence upon Outside Advisors. To supplement the business experience of management, the Company may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Some of these outside advisors may be affiliates of the Company or its management. The selection of any such advisors will be made by the Company’s management without any input from shareholders.
     Conflicts of Interest. The management of the Company has other business interests to which they will devote primary attention. As a result, conflicts of interest may arise that can be resolved only through the exercise by them of their judgment as may be consistent with their fiduciary duties. The Company’s management will try to resolve conflicts to the best advantage of all concerned.
     Need for Additional Financing. In all likelihood, the Company will need additional funds to take advantage of any available acquisition business opportunity. Even if the Company were to obtain sufficient funds to acquire an interest in a business opportunity, the Company may not have sufficient capital to fully exploit the opportunity. The ultimate success of the Company will depend upon its ability to raise additional capital at the time of the acquisition and thereafter. When additional capital may be needed, there can be no assurance that funds will be available from any source or, if available, that they can be obtained on acceptable terms.

     Borrowing Transactions. There is a possibility that any acquisition of a business opportunity by the Company will require borrowing against the assets of the business opportunity to be acquired, or against the projected future revenues or profits of the business opportunity. This leverage could increase the exposure of the Company to larger losses. There is no assurance that any business opportunity acquired through borrowing and leverage will generate sufficient revenues to cover the related debt and expenses.
     No Foreseeable Dividends. The Company does not intend to pay any dividends and does not foresee making any cash distributions in the manner of a dividend or otherwise.
     Loss of Control by Present Management and Shareholders. It is likely that any acquisition of an operating company will result in a change in control of the then current directors, officers and shareholders. Therefore, the Company’s management prior to the acquisition will be changed to those of the target company and its shareholders, who will then control the combined company. At that time, the Company’s shareholders will be at investment risk for the decisions about the business by persons that they may not know or have any ability to influence through a board seat or by the voting mechanism of shareholders.
     Dilutive Effects of Issuing Additional Common Stock. In any reverse merger transaction, for tax reasons and management reasons, the owners of the target company will be issued a large number of shares of Common Stock and/or preferred stock which will dilute the ownership interest of the Company’s current shareholders. In addition, at the time of the reverse merger, it will be likely that there will be additional authorized but unissued shares that may be later issued by the then new management for any purpose without the consent or vote of the shareholders. The acquisition issuance and additional issuances that may occur will dilute the interests of the shareholders after any reverse merger transaction.
     Thinly-traded Public Market. The Common Stock is thinly traded, and the price, if traded, may not reflect the value of the Company. In the event of a reverse merger transaction, the Company may have to undertake a further reverse split of its shares, similar to the reverse split which was effectuated in 2007. There can be no assurance that there will be an active market for the Company’s shares either now or after the Company completes a reverse merger. The market liquidity will be dependant on the perception of the operating business and any steps that its management might take to bring the Company to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for the Company’s securities, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the securities, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans. The Common Stock is currently quoted on the Over-the-Counter Bulletin Board. Management intends to strongly consider undertaking a business transaction with a private operating company which will allow the Common Stock to be quoted and traded on the NASDAQ Global Market, NASDAQ Capital Market or a national exchange. However, there can be no assurance that, upon a business combination, the Company will qualify its shares for quotation or listing on NASDAQ or a national exchange, or be able to maintain the criteria necessary to insure continued quotation or listing.

     Penny Stock Regulations. The Company’s securities are subject to the SEC’s “penny stock” rules. The penny stock rules may affect the ability of owners of Common Stock to sell them. There may be a limited market for penny stocks due to the regulatory burdens on broker-dealers. The market among dealers may not be active. Investors in penny stocks often are unable to sell stock back to the dealer that sold them the stock. The mark-ups or commissions charged by the broker-dealers might be greater than any profit an investor may make. Because of large spreads that market makers quote, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor.
     SEC Sales Regulations. The Company’s securities are subject to the SEC’s rule that imposes special sales practice requirements upon broker-dealers that sell such securities to other than established customers or accredited investors. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of purchasers of the Company’s securities to buy or sell in any market.
     Possible Rule 144 Sales. The majority of the shares of Common Stock currently outstanding are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemption from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that a person must hold their restricted securities for certain periods of time before restrictions may be removed from their shares and/or their shares may be sold. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of the Common Stock, may have a depressive effect upon the price of the Common Stock in any market that may develop.
8.	Indemnification; Confidentiality; Standstill.
     The Purchaser agrees to indemnify, defend and hold harmless the Agent and its affiliates from and against all liability, damage, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the Purchaser to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Purchaser herein or in any document provided by the Purchaser to the Agent or any of its affiliates.
     The Purchaser understands that there has been no public announcement of the transactions contemplated by this Agreement and hereby agrees to maintain the strictest confidentiality with respect to such transactions and the information contained in this Agreement until such time as they have been publicly disclosed.
     The Purchaser further agrees that, prior to the closing of the transactions contemplated by this Agreement and the public announcement of such transactions, the Purchaser will not (i) purchase any securities of the Company or cause any of its affiliates to purchase such securities, or (ii) advise any other person to purchase any securities of the Company, except pursuant to the terms of, and as contemplated by, this Agreement.

9.	Miscellaneous.
     9.1. Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Florida without giving effect to the principles of conflicts of law thereof. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any Florida State or federal court sitting in Miami-Dade County, Florida (or, if such court lacks subject matter jurisdiction, in any appropriate Florida State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Florida, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Florida as described herein. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Florida as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
     9.2. Construction. In construing this Agreement, the singular shall be held to include the plural, the plural shall include the singular, the use of any gender shall include every other and all genders, and captions and paragraph headings shall be disregarded. All of the parties to this Agreement have participated fully in the negotiation and preparation hereof; and, accordingly, this Agreement shall not be more strictly construed against any one of the parties hereto.
     9.3. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

     9.4. Benefit of Representations, Warranties and Statements. The representations, warranties and statements of the Purchaser set forth in this Agreement are also being made for the benefit of successors of the Agent, the Company, the Company’s shareholders, the Board and the executive officers of the Company and present and future controlling parties of the Company, and may be relied upon by them.
     9.5. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.
     9.6. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Facsimile signatures shall be deemed original signatures for all purposes of this Agreement.
     9.7. Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the transaction contemplated hereby and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.
[Signatures follow on next page]

     IN WITNESS WHEREOF, The Purchaser hereby subscribes for the purchase of the Shares of the Company described in this Agreement and is tendering herewith the full amount of the Investment Amount described herein.
Date:                               , 2008

Purchaser

Signature

(name)(print)

(street)

(city, state, zip)

(country)

Purchaser Signature Page to Subscription Agreement

     The foregoing Agreement has been accepted this            day of                          , 2008.

By:
Glenn L. Halpryn, as Agent for Investors
in QuikByte Software, Inc.

Agent Signature Page to Subscription Agreement

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